UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	NYSE American LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	NYSE American LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Second Amendment to the Business Combination Agreement

As previously announced, on July 28, 2022, Athena Consumer Acquisition Corp., a Delaware corporation (“Athena”), entered into a Business Combination Agreement (as amended by the first amendment to the business combination agreement, dated as of on September 29, 2022 (the “First Amendment to the Business Combination Agreement”), and as may be further, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Athena, Next.e.GO Mobile SE, a German company (“e.GO”), Next.e.GO B.V., a Dutch private limited liability company and a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TopCo (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

On June 29, 2023, Athena entered into a second amendment to the Business Combination Agreement (the “Second Amendment to the Business Combination Agreement”), by and between Athena and e.GO, pursuant to which, among other things, the following terms of the Business Combination Agreement were amended:

●	Treatment of Athena Class B Common Stock. In connection with the closing of the Business Combination and subject to the approval of Athena’s stockholders, each issued and outstanding share of Athena’s Class B common stock will be converted into 1.05 TopCo ordinary shares, or a conversion of 8,050,000 shares into 8,452,500 shares. The 1:1.05 conversion ratio is a clarification and finalization of the conversion ratio of such shares originally contemplated by the First Amendment to the Business Combination Agreement, which was based on the amount that may have been funded under the credit agreement between e.GO and Brucke Funding LLC and certain lenders party thereto (the “Bridge Financing”). Final disbursement amounts under the Bridge Financing totaled $3,750,000 out of a maximum of $15,000,000, resulting in a 1:1.05 conversion ratio under the First Amendment to the Business Combination Agreement out of a maximum 1:1.2 conversion ratio.

●	Requisite Lock-up Percentage of e.GO Shareholders and Convertible Note Lenders. The Business Combination Agreement previously required all of e.GO’s shareholders and convertible loan lenders to enter into lock-up agreements pursuant to which they agreed not to effect any sale or distribution of any equity securities of TopCo issued to them at the closing of the Business Combination until the date that is six months after the closing. Pursuant to the Second Amendment to the Business Combination Agreement, such requirement was reduced to restrict the sale or distribution of 75% of the pro forma share capital of e.GO on a fully diluted basis as of the date of the Second Amendment to the Business Combination Agreement.

●	Outside Date Termination Event. The outside date to terminate the Business Combination Agreement was extended from June 30, 2023 to September 30, 2023.

The foregoing description of the Second Amendment to the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second Amendment to the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

Note Purchase Agreement

On June 30, 2023, e.GO issued senior secured notes with an initial principal amount of $75 million (the “Senior Secured Notes”) under a note purchase and guaranty agreement, dated June 30, 2023, between e.GO as issuer, TopCo, E.GO – The Urban Movement GmbH, Next.e.GO Sales & Services GmbH and Merger Sub as guarantors, Echo IP Series 1 LLC as collateral agent, UMB Bank, N.A. as note administrative agent, and certain funds managed by Western Asset Management Company (“Western Asset”) as investment manager (the “Note Purchase Agreement”). After deducting original issue discount, cost of issuance, insurance costs, deposit to interest reserve account and the repayment of the outstanding principal amount of the Bridge Financing, e.GO received net proceeds in the amount of $46.77 million. The Note Purchase Agreement contemplates a potential additional issue in the amount of up to $25 million.

e.GO has granted certain security interests to secure the claims under the Senior Secured Notes, including the assignment of IP rights, account pledges and security assignments of its current and future rights and receivables under or in connection with its accounts receivables, insurance policies and intercompany receivables. e.GO has also pledged its shares over certain of its subsidiaries and these subsidiaries have issued guaranties for the benefit of the note purchasers. Following the consummation of the Business Combination, TopCo will pledge its shares over e.GO for the benefit of the note purchasers.

As a prerequisite for the financing under the Senior Secured Notes, Western Asset requested that a collateral protection insurance policy for the benefit of the Note Purchasers be taken out. The policy provides for coverage up to 90% of the outstanding principal balance after giving effect to a retention.

The Senior Secured Notes bear interest from the date of issue at the fixed rate of 9.75% per annum. Interest on the Senior Secured Notes will be payable on the 15th day of each September, December, March and June, beginning on September 15, 2023 and on the maturity date, provided that, with respect to the first four interest payments due following the issue, interest has been prepaid. The Senior Secured Notes are scheduled to mature on June 30, 2027. Prior to maturity, the Senior Secured Notes are subject to early repayment upon acceleration after the occurrence of an event of default under the Note Purchase Agreement or termination of the Note Purchase Agreement. Subject to the payment of a certain premium, the Senior Secured Notes may also be redeemed early in the event of a voluntary prepayment possible starting twelve months following the issue or mandatory prepayment. Mandatory prepayment applies in the event the insurance policy taken out in relation to the Senior Secured Notes is terminated, cancelled or modified in writing for any reason or if e.GO shall dispute in writing the validity of such insurance policy or its liability for coverage thereunder.

As an incentive for the note purchasers to enter into the Note Purchase Agreement, the note purchasers have received 500,000 warrants with a ten year duration to purchase 500,000 TopCo ordinary shares at nominal value on the date of exercise.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Note Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, TopCo has filed with the U.S. Securities and Exchange Commission’s (“SEC”) a registration statement on Form F-4 on March 13, 2023 (as amended, the “Registration Statement”), which includes a preliminary proxy statement/prospectus. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Athena will send to its stockholders in connection with the Business Combination. Investors and security holders of Athena are advised to read the preliminary proxy statement/prospectus, and when available, the definitive proxy statement/prospectus in connection with Athena’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of Athena as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 442 5th Avenue, New York, NY, 10018.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Athena, e.GO, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Athena’s directors and officers in Athena’s filings with the SEC, and such information and names of e.GO’s directors and executive officers is also in the Registration Statement, which includes the proxy statement of Athena for the Business Combination.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the level of redemptions by Athena’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Athena or e.GO is not obtained; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to e.GO; (v) the outcome of any legal proceedings that may be instituted against Athena and/or e.GO following the announcement of the Business Combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) e.GO’s ability to grow and achieve its business objectives; (ix) the effects of competition on e.GO’s future business; (x) the amount of redemption requests made by Athena’s public stockholders; (xi) the ability of Athena or the combined company to issue equity or equity-linked securities in the future; (xii) the ability of e.GO and Athena to raise interim financing in connection with the Business Combination; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of a sustained outbreak of COVID-19 and (xvi) those factors discussed below under the heading “Risk Factors” and in the documents of Athena filed, or to be filed, with the SEC. Additional risks related to e.GO’s business include, but are not limited to: the market’s willingness to adopt electric vehicles; volatility in demand for vehicles; e.GO’s dependence on the contemplated Business Combination and other external financing to continue its operations; significant challenges as a new entrant in the automotive industry; e.GO’s ability to control capital expenditures and costs; cost increases or disruptions in supply of raw materials, semiconductor chips or other components; breaches in data security; e.GO’s ability to establish, maintain and strengthen its brand; minimal experience in servicing and repairing vehicles; product recalls; failure by joint-venture to meet their contractual commitments; unfavorable changes to the regulatory environment; risks and uncertainties arising from the acquisition of e.GO’s predecessor business and assets following the opening of insolvency proceedings over the predecessor’s assets in July 2020; protection of e.GO’s intellectual property. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither e.GO nor Athena presently know or that e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. e.GO and Athena anticipate that subsequent events and developments will cause e.GO’s and Athena’s assessments to change. However, while e.GO and Athena may elect to update these forward-looking statements at some point in the future, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing e.GO’s and Athena’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Second Amendment to the Business Combination Agreement, dated as of June 29, 2023, by and between Athena Consumer Acquisition Corp. and Next.e.GO Mobile SE.
10.1	Note Purchase Agreement and Guaranty Agreement, dated as of June 30, 2023, by and between Next.e.GO Mobile SE, Next.e.GO B.V., E.GO – The Urban Movement GmbH, Next.e.GO Sales & Services GmbH and Time Is Now Merger Sub, Inc. as guarantors, Echo IP Series 1 LLC as collateral agent, UMB Bank, N.A. as note administrative agent and certain note purchasers thereto represented by Western Asset Management Company as investment manager.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: July 6, 2023

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